Exhibit 10.48

CONTRACT FOR ON-SITE REPAIRS AND/OR SERVICE

THIS CONTRACT FOR ON-SITE REPAIRS AND/OR SERVICE (hereinafter referred to as the AAgreement@) is made and entered into upon the terms and conditions set forth hereinbelow by and between the following parties:

PETRO TRUCKSTOPS, INC., a corporation of the State of Delaware, whose present mailing address is declared to be 6080 Surety Drive, El Paso, Texas 79905, herein represented by its duly authorized President, James A. Cardwell, Jr., in accordance with a resolution of the board of directors thereof, hereinafter referred to as APTI@,

AND

PETRO STOPPING CENTERS, L.P., a limited partnership of the State of Delaware, whose present mailing address is declared to be 6080 Surety Drive, El Paso, Texas 79905, herein represented by its duly authorized Chief Financial Officer, Edward Escudero, in accordance with a resolution of the board of directors thereof, hereinafter referred to as A Supplier@,

W I T N E S S E T H

WHEREAS, PTI has applied for a license as a qualified truck stop facility to operate video draw poker devices at its game room/casino on a parcel of property referred to as the Egan Facility, constituting the land and improvements of the Petro Stopping Center in Egan, Louisiana (hereinafter referred to as the A Premises@);

WHEREAS, the Video Draw Poker Device Control Law, LSA-R.S. 27:301 et seq. requires that the qualified truck stop facility provide on-site repair service facilities for eighteen-wheel tractor trailer motor vehicles;

WHEREAS, PTI desires that, pursuant to LSA-R.S. 27:306.A(4)(c)(v) of the Video Poker Device Control Law, that Supplier provide the qualified truck stop facility with on-site repair services for eighteen-wheel tractor trailer motor vehicles, upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained herein and other valuable consideration, and upon the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1. OBLIGATIONS OF SUPPLIER: Supplier agrees to furnish on a twenty-four hour a day, seven day a week basis, on the premises leased by PTI in Egan, Louisiana, and being operated as a Petro Stopping Center (the AEgan Petro Stopping Center@), on-site repair services for eighteen-wheel tractor-trailer motor vehicles.

2. FORM OF PAYMENT FOR SERVICES OF SUPPLIER: It is expressly understood between Supplier and PTI, and Supplier does hereby acknowledge and agree, that any and all on-site repairs and/or services furnished to the customers of the Egan Petro Stopping Center shall be paid for by the person(s) to whom such on-site repairs and/or services are furnished and that PTI shall in no way be responsible for the payment of any such on-site repairs and/or services provided by Supplier to any customer under the terms of this Agreement.

3. AGREEMENT NOT TO BE CONSTRUED AS A PARTNERSHIP: This Agreement shall not be deemed to give rise to a partnership relationship and neither party hereto shall have the authority to bind or obligate the other party in any transaction without the prior express written consent of the other party.

4. AUTHORITY TO TRANSACT BUSINESS: Both PTI and Supplier have all requisite partnership or corporate power and authority, if required, to executed, deliver and perform their obligations under this Agreement. The execution of this Agreement by PTI and Supplier have been duly and validly authorized by all necessary partnership or corporate action on the part of PTI and Supplier, enforceable against PTI and Supplier in accordance with the terms hereof.

5. ATTORNEY=S FEES: In the event that any party hereto fails to perform or carry out any obligation and covenant hereunder, and if it should become necessary for any party to employ an attorney at law to enforce any of the terms or conditions of this Agreement, then the non-prevailing party shall pay to the prevailing party of the litigation all reasonable costs and expenses of the legal proceeding, and any appeal therefrom, including attorney=s fees.

6. GOVERNING LAW: It is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Louisiana.

7. SEVERABILITY: The provisions of this Agreement shall be deemed severable, and any invalid or unenforceable provision hereof, shall not affect the validity and enforceability of the other remaining provisions hereof.

8. MODIFICATIONS: No change or modification hereof shall be valid or binding unless the same is in writing and signed by the party intended to be bound. No waiver of any provisions of this Agreement shall be valid unless the same is in writing and signed by the party against whom such waiver is sought to be enforced; moreover, no valid waiver of any provisions of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time, nor shall it be deemed a valid waiver of such.

9. CLAIMS AND DEFENSES: The existence of any claims or causes of action against PTI by the Supplier shall not constitute a defense to the enforcement of this Agreement.

10. ENTIRE AGREEMENT: This Agreement shall constitute the entire agreement among the parties and supercedes any and all prior understandings, agreements, or representations made by or among the parties, written or oral, to the extent that any such agreements are related in any way to the subject matter hereof.

11. BINDING EFFECT: This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, representatives, executors, purchasers, administrators and permitted assigns, subject to the restrictions herein set forth.

12. HEADINGS: It is understood by the parties hereto that the headings in this Agreement are for convenience only and shall not be used to interpret or construe the provisions hereof.

THUS DONE AND PASSED on the 9th day of March, 2007, at the City of El Paso, State of Texas, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:	PTI:

PETRO TRUCKSTOPS, INC.

	By:	/s/ James A. Cardwell, Jr.
James A. Cardwell, Jr., President

NOTARY PUBLIC

THUS DONE AND PASSED on the 9th day of March, 2007, at the City of El Paso, State of Texas, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:	SUPPLIER:

PETRO STOPPING CENTERS, L.P.

	By:	/s/ Edward Escudero
Edward Escudero, Chief Financial Officer

NOTARY PUBLIC